EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Local Telecom Systems, Inc. (“LTSI”) on Form 10-QSB for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William R. Miertschin, Chief Executive Officer and Richard M. Hewitt, Chief Financial Officer of LTSI, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Local Telecom Systems, Inc.
Date March 3, 2005

/s/ William R. Miertschin

William R. Miertschin, President &Chief Executive Officer

/s/ Richard M. Hewitt

Richard M. Hewitt, Chief Financial Officer